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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 1, 1997
                                                        ----------------


                               AGRIBIOTECH, INC.
                               -----------------
           (Exact name of registrant as specified in its charter)


    Nevada                         0-19352                        85-0325742
---------------                  -----------                    --------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                         Ident. No.)


             2700 Sunset Road, Suite C-25, Las Vegas, Nevada 89120
             -----------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)


                                 (702) 798-1969
                           -------------------------
              Registrant's telephone number, including area code



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Item 5.  Other Events
         ------------

      On December 1, 1997, AgriBioTech, Inc., a Nevada corporation
(the "Registrant"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Lofts Mergerco, Inc., a Nevada corporation and wholly-owned subsidiary of the Registrant ("Lofts Mergerco"), Lofts Seed, Inc., a New Jersey corporation including its wholly-owned subsidiary Sunbelt Seed ("Lofts"), Budd Seed, Inc., a North Carolina corporation ("Budd Seed") (Lofts and Budd collectively, the "Acquired Companies"), and all the shareholders of Lofts and Budd Seed ("the Shareholders"), pursuant to which Lofts and Budd Seed each will merge with and into Lofts Mergerco, unless they have previously merged with and into each other, in which case the combined entity (and all of their prior subsidiaries) will merge with and into Lofts Mergerco and become a wholly-owned subsidiary of the Registrant (the "Merger"). Following the Merger, Lofts Mergerco will change its name to Lofts Seed, Inc. and continue to exist as a wholly-owned subsidiary of the Registrant.

      The aggregate consideration payable to the Shareholders (the "Merger Consideration") shall equal approximately $34,000,000, subject to adjustment as described in the Merger Agreement, and shall be payable in the form of (i) 2,000,000 shares of the Registrant's Common Stock, $.001 par value, valued at $8.50 per share, and (ii) approximately $17,000,000 in cash.

      At the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any action on the part of any party to the Merger Agreement, each share of common stock of Lofts and Budd Seed issued and outstanding immediately prior to the Effective Time shall be converted into and shall represent the right to receive the proportion of the Merger Consideration allocable to it.

      Consummation of the transactions contemplated by the Agreement is subject to the execution of various ancillary agreements and supporting documents, including, but not limited to employment agreements, non-competition agreements, lock-up agreements, leases, a management services agreement, as well as other conditions described in the Merger Agreement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)  Financial Statements of Business Acquired.

                   None required. To be filed upon closing of the Merger Agreement.

         (b)  Pro Forma Financial Information.

                   None required. To be filed upon closing of the Merger Agreement.

         (c)  Exhibits.

              2.1 Agreement and Plan of Reorganization by and among AgribioTech, Inc., Lofts Seed Inc., Budd Seed, Inc., Lofts Mergerco, Inc. and the shareholders of Lofts Seed Inc. and Budd Seed, Inc. (Incorporated by reference to the Schedule 13-D dated December 1, 1997 for John D. Budd, Joseph R. Budd, Kenneth R. Budd, Richard P. Budd, Theodore P. Budd and Gerald L. Chrisco).

              2.2  Omitted Schedules and Exhibits to the Purchase Agreement.


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                                   SIGNATURE
                                   ---------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AGRIBIOTECH, INC.
                                               (Registrant)


Date:  December 12, 1997                     /s/ Henry A. Ingalls
                                             --------------------
                                             Henry A. Ingalls,
                                             Vice President





                                 EXHIBIT INDEX
                                 -------------

Exhibit No.      Description
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    2.1          Agreement and Plan of Reorganization by and among AgribioTech,
                 Inc., Lofts Seed Inc., Budd Seed, Inc., Lofts Mergerco, Inc.
                 and the shareholders of Lofts Seed Inc. and Budd Seed, Inc.
                 (Incorporated by reference to the Schedule 13-D dated December
                 1, 1997 for John D. Budd, Joseph R. Budd, Kenneth R. Budd,
                 Richard P. Budd, Theodore P. Budd and Gerald L. Chrisco).

    2.2          Omitted Schedules and Exhibits to the Purchase Agreement.

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